UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2025

Pelican Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	6770	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas, Suite 304 New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 612-1400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Units, each consisting of one ordinary share and one right	PELIU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	PELI	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-tenth of one ordinary share	PELIR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed on a Current Report on Form 8-K filed on May 28, 2025, on May 27, 2025, Pelican Acquisition Corporation (the “Company”) consummated its initial public offering (the “IPO”) of 7,500,000 units (the “Units”). Each Unit consists of one ordinary share, par value $0.0001 per share, of the Company (the “Ordinary Shares”) and one right to receive one-tenth (1/10) of one Ordinary Share upon the consummation of the Company’s initial business combination the (“Rights”). The Units were sold at an offering price of $10.00 per Unit, generating total gross proceeds of $75,000,000.

Simultaneously with the closing of the IPO, the Company consummated a private placement (the “Private Placement”) in which Pelican Sponsor LLC (the “Sponsor”) and EarlyBirdCapital, Inc., (“EBC”) purchased an aggregate of 276,250 private units (the “Private Placement Units”) at a price of $10.00 per Private Placement Unit, generating total gross proceeds of $2,762,500.

A total of $75,000,000 of the net proceeds from the IPO and the sale of the Private Placement Units were placed in a trust account established for the benefit of the Company’s public shareholders.

On May 28, 2025, the underwriters notified the Company of their exercise of the over-allotment option in full to purchase 1,125,000 additional units (the “Option Units”) at $10.00 per unit. The closing of the issuance and sale of the Option Units occurred on May 30, 2025, generating total gross proceeds of $11,250,000. Simultaneously with the closing of the over-allotment option, the Company consummated the private placement of an aggregate of 22,500 Private Placement Units to the Sponsor and EBC, at a price of $10.00 per Private Placement Unit, generating gross proceeds of $225,000.

An audited balance sheet as of May 27, 2025, reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Audited Balance Sheet as of May 27, 2025

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pelican Acquisition Corporation

Date: June 3, 2025	By:	/s/ Robert Labbe
	Name:	Robert Labbe
	Title:	Chief Executive Officer

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